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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 6, 2003, relating to the financial statements and financial highlights of the fifteen portfolios, which appear in the December 31, 2002 Annual Reports to Shareholders of Janus Aspen Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accountants" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
June 11, 2003